Exhibit 99.1

Trustmark Corporation Receives Regulatory Approval for Merger with BancTrust Financial Group, Inc.

JACKSON, Miss. & MOBILE, Ala.--(BUSINESS WIRE)--January 24, 2013--Trustmark Corporation (NASDAQ:TRMK) (“Trustmark”) and BancTrust Financial Group, Inc. (NASDAQ:BTFG) (“BancTrust”) announced today that all required regulatory approvals have been received in connection with the proposed merger of BancTrust into Trustmark. Subject to customary closing conditions contained in the merger agreement, the transaction is expected to be effective as of the close of business on Friday, February 15, 2013. BankTrust customers should continue to conduct their banking business as usual, using existing branches, checks and ATM or debit cards, until receiving notice from Trustmark that system changes have been completed, which is expected to occur by the end of the first quarter of 2013. At that point, BankTrust customers will have an expanded offering of products and services, as well as the added convenience provided by more than 170 Trustmark banking centers in Florida, Mississippi, Tennessee and Texas.

“We look forward to welcoming customers and associates of BancTrust to the Trustmark family. Expansion into attractive Alabama markets, including Mobile and Montgomery, as well as increasing scale in existing Florida Panhandle markets, represents a great opportunity for Trustmark,” said Gerard R. Host, President and CEO of Trustmark.

W. Bibb Lamar, Jr., President and CEO of BancTrust, stated, “We are delighted to be joining forces with Trustmark and look forward to continuing to serve our customers as part of a strong, $12 billion regional banking organization.”

Additional Information

Trustmark Corporation is a financial services company providing banking and financial solutions through approximately 170 offices in Florida, Mississippi, Tennessee and Texas.

BancTrust Financial Group, Inc. is a registered bank holding company headquartered in Mobile, Alabama. With assets of $2.0 billion, BancTrust provides an array of traditional financial services through 40 bank offices in the southern two-thirds of Alabama and nine bank offices in northwest Florida.

Forward-Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s and BancTrust’s filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of the European financial crisis on the U.S. economy and the markets we serve, and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism, the expected completion of the proposed merger of BancTrust into Trustmark, including the ability to maintain relationships with customers, employees or suppliers as well as the ability to successfully integrate the business and realize cost savings and any other synergies and the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

CONTACT:
Trustmark Corporation
Investor Contacts:
Louis E. Greer, 601-208-2310
Treasurer and Principal Financial Officer
or
F. Joseph Rein, Jr., 601-208-6898
Senior Vice President
or
Media Contact:
Melanie A. Morgan, 601-208-2979
Senior Vice President
or
BancTrust Financial Group, Inc.
Investor Contact:
F. Michael Johnson, 251-431-7813
Chief Financial Officer
or
Media Contact:
Rebecca S. Minto, 251-431-7875
Senior Vice President